INCOME TAXES	6 Months Ended
Jun. 30, 2026
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
For the three and six months ended June 30, 2026, the effective tax rates on pre-tax income were 19.0% and 1.1%, respectively. The Company’s effective tax rate differed from the statutory tax rate of 15.0% for the same respective periods primarily due to international operations subject to different tax rates.
For the three and six months ended June 30, 2025, the effective tax rates on pre-tax income were 15.0% and 1.3%, respectively. The Company’s effective tax rate differed from the statutory tax rate of 21.1% for the same respective periods primarily due to international operations subject to different tax rates.
Pillar Two and Bermuda Corporate Income Tax Regime
In December 2023, the Government of Bermuda enacted a CIT regime, designed to align with the Organization for Economic Cooperation and Development’s (“OECD”) global minimum tax rules. The Corporate Income Tax Act 2023 came into operation in its entirety on January 1, 2025. The regime applies a 15% CIT to Bermuda businesses that are part of Multinational Enterprise (“MNE”) groups with annual revenue of €750 million or more. The Company had deferred tax assets totaling $435 million as of June 30, 2026 relating to this regime (December 31, 2025 – $457 million).
The Company has foreign operating subsidiaries principally located in Bermuda, the U.S., Canada, the Cayman Islands, Luxembourg, as well as the U.K. The U.K. enacted legislation in July 2023, implementing certain provisions of Pillar Two. Subsequently on March 21, 2025, the U.K. enacted certain amendments to its Pillar Two legislation, introducing the undertaxed payment rule (“UTPR”) for accounting periods beginning on or after December 31, 2025. Under the amended legislation, the UTPR would be applied as additional top-up tax levied directly on U.K. constituent entities in an amount equal to the UTPR top-up tax allocated to the U.K. Following the U.K.’s adoption of the OECD January 2025 Administrative Guidance, the Company reversed a top-up tax previously accrued on non-UK operations on March 31, 2026.
On June 20, 2024, Canada enacted new legislation imposing a 15% global minimum tax on profits. The legislation applies retroactively and implements an income inclusion rule (“IIR”) and a qualified domestic minimum top-up tax (“QDMTT”) for fiscal years that begin on or after December 31, 2023. As of June 30, 2026, legislation implementing the UTPR has been introduced in Parliament but had not been enacted.
Luxembourg implemented the Pillar Two rules in line with the EU Council Directive on December 14, 2022, which introduced an IIR tax (for fiscal years starting on or after December 31, 2023), a UTPR tax (for fiscal years starting on or after December 31, 2024) and a QDMTT (for fiscal years starting on or after December 31, 2023).
The U.S. and Cayman Islands have not yet passed legislation with respect to Pillar Two.
Based on our evaluation of the enacted Pillar Two legislation in Canada and Luxembourg, we determined that there was no material impact on the effective tax rate for the three and six months ended June 30, 2026.
The Company continues to monitor legislative developments and assess the impact of the global minimum tax requirements across jurisdictions in which it operates.